FEBRUARY 10, 1997


                             INTERACTIVE INVESTMENTS
                            THE TECHNOLOGY VALUE FUND
                  SUPPLEMENT TO PROSPECTUS DATED AUGUST 8, 1996


         The Board of Trustees has approved a change in the fees to be paid to Interactive Research Advisers, Inc. for its services as the administrator, transfer agent and dividend disbursing agent for the Technology Value Fund (the "Fund"). Accordingly, the Prospectus for the Fund has been revised as follows:

The section "Prospectus Summary -- Administrator" on Page 3 is replaced with the following:

         Interactive Research Advisers, Inc. (the "Investment Adviser") will also act as the Fund's administrator, transfer agent and dividend disbursing agent and be responsible for virtually all customary services required for Fund operations. In addition to its fee for serving as the Fund's investment adviser, the Investment Adviser will receive a fee for serving as the Fund's administrator. Such fee will be paid monthly at the annual rate of .95% of the Fund's average daily net assets.

         The Investment Adviser has retained MGF Service Corp. to assist the Investment Adviser in the provision of these services to the Fund. The Investment Adviser (not the Fund) compensates MGF Service Corp. for such assistance.


The table of Annual Fund Operating Expenses in the section "Summary of Fund Expenses" on page 3 of the Prospectus is revised as follows:

         ANNUAL FUND OPERATING EXPENSES
         (as a percentage of average net assets)

                  Management Fees                             1.00%
                  12b-1 Fees                                     0%
                  Other Expenses                               .95%
                                                              -----
                  Total Fund Operating Expenses               1.95%
                                                              -----

         The foregoing expenses are based on amounts incurred during the Fund's most recent fiscal year, except that Other Expenses have been restated to reflect a change in the administrative fee payable to the Adviser.








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The  Example set forth on page 4 in the section  "Summary of Fund  Expenses"  is revised as follows:

EXAMPLE:

         Assuming: (i) a $1,000 investment and (ii) a 5% annual return, an investor would be charged the following expenses over the following periods:

                           1 Year            $ 20
                           3 Years             61
                           5 Years            105
                           10 Years           227

         THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR OF THE FUND'S PERFORMANCE. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. Please see "Investment Advisory and Other Services" for a description of the Fund's expenses.


The third paragraph of the section "Investment Advisory and Other Services -- Fund Administration" on page 10 of the Prospectus is replaced with the following:

         For the services rendered by the Investment Adviser under the Administration Agreement, the Investment Adviser will receive a monthly fee at the annual rate of .95% of the Fund's average daily net assets. The Investment Adviser has retained MGF Service Corp., 312 Walnut Street, Cincinnati, Ohio 45202, to assist the Investment Adviser in the provision of these services. MGF Service Corp. is a subsidiary of Leshner Financial, Inc., of which Robert H. Leshner is the controlling shareholder. The Investment Adviser (not the Fund) compensates MGF Service Corp. for such assistance.

















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